                                                                    EXHIBIT 10.1

                               EQUIPMENT SCHEDULE
                           (Quasi Lease - Fixed Rate)
                                SCHEDULE NO. 004
                               DATED THIS 4/13/01
                            TO MASTER LEASE AGREEMENT
                           DATED AS OF AUGUST 14, 2000

LESSOR & MAILING ADDRESS:                         LESSEE & MAILING ADDRESS:
GENERAL ELECTRIC CAPITAL CORPORATION              VIROLOGIC, INC.
401 MERRITT 7 2ND FLOOR                           270 EAST GRAND AVENUE
NORWALK, CT 06856                                 SOUTH SAN FRANCISCO, CA 94080-

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("AGREEMENT", said Agreement and this Schedule being collectively referred to as "LEASE"). This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A. EQUIPMENT: Subject to the terms and conditions of the Lease, Lessor agrees to lease to Lessee the Equipment described below (the "EQUIPMENT").

4/13/01
--------------------

NUMBER            CAPITALIZED
OF UNITS          LESSOR'S COST         MANUFACTURER              SERIAL NUMBERS
--------------------------------------------------------------------------------

                  YEAR/MODEL AND TYPE OF EQUIPMENT
--------------------------------------------------

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.

Equipment immediately listed above is located at:  345 Oyster Point, South San
                                                   Francisco, San Mateo County,
                                                   CA 94080

                                                   270 E. Grand, South San
                                                   Francisco, San Mateo County,
                                                   CA 94080

B.   FINANCIAL TERMS

 1.  Advance Rent (if any):  $ 22,834.31.                      6.  Lessee Federal Tax ID No.: 943234475.
 2.  Capitalized Lessor's Cost:  $ 697,741.15.                 7.  Last Delivery Date:  4/13/01.
 3.  Basic Term (No. of Months):  36 Months.                   8.  Daily Lease Rate Factor:  .109087.
 4.  Basic Term Lease Rate Factor: 3.272605.                   9.  Interest Rate: 11.64% per annum.
 5.  Basic Term Commencement Date: 4/13/01.                   10.  Option Payment: $ 101.00

11. First Termination Date: THIRTY-SIX (36) months after the Basic Term Commencement Date.

12. Interim Rent: For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("INTERIM PERIOD"), Lessee shall pay as rent ("INTERIM RENT") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on NOT APPLICABLE.

13. Basic Term Rent. Commencing on 4/13/01 and on the same day of each month thereafter (each, a "RENT PAYMENT DATE") during the Basic Term, Lessee shall pay as rent ("BASIC TERM RENT") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

14. Lessee agrees and acknowledges that the Capitalized Lessor's Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.

C. INTEREST RATE: Interest shall accrue from the Lease Commencement Date through and including the date of termination of the Lease.

D.     PROPERTY TAX

APPLICABLE TO EQUIPMENT LOCATED IN CALIFORNIA: Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing. Upon request of Lessor, Lessee shall promptly provide proof of filing and proof of payment to Lessor.

       Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.     ARTICLE 2A NOTICE

       IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS VARIOUS SUPPLIERS SEE EXHIBIT A (THE "SUPPLIER(S)"), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.     STIPULATED LOSS AND TERMINATION VALUE TABLE*

       SEE ANNEX D ATTACHED HERETO AND MADE A PART HEREOF.

       *The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.     PAYMENT AUTHORIZATION

       You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

       COMPANY NAME           ADDRESS                                                          AMOUNT
       ---------------------------------------------------------------------------------------------------
       Virologic, Inc.        270 East Grand Avenue, South San Francisco, CA 94080             $697,741.15

       This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

PURSUANT TO THE PROVISIONS OF THE LEASE, AS IT RELATES TO THIS SCHEDULE, LESSEE HEREBY CERTIFIES AND WARRANTS THAT (i) ALL EQUIPMENT LISTED ABOVE IS IN GOOD CONDITION AND APPEARANCE, HAS BEEN DELIVERED AND INSTALLED (IF APPLICABLE) AS OF THE DATE STATED ABOVE AND IN WORKING ORDER; (ii) LESSEE HAS INSPECTED THE EQUIPMENT, AND ALL SUCH TESTING AS IT DEEMS NECESSARY HAS BEEN PERFORMED BY LESSEE, SUPPLIER OR THE MANUFACTURER; AND (iii) LESSEE ACCEPTS THE EQUIPMENT FOR ALL PURPOSES OF THE LEASE AND ALL ATTENDANT DOCUMENTS.

LESSEE DOES FURTHER CERTIFY THAT AS OF THE DATE HEREOF (i) LESSEE IS NOT IN DEFAULT UNDER THE LEASE; AND (ii) THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE PURSUANT TO OR UNDER THE LEASE ARE TRUE AND CORRECT ON THE DATE HEREOF.


       Lessee hereby authorizes Lessor to file a financing statement and amendments thereto describing the Equipment described in this Schedule and adding any other collateral described herein and containing any other information required by the applicable Uniform Commercial Code. Further, Lessee irrevocably grants to Lessor the power to sign Lessee's name and generally to act on behalf of Lessee to execute and file financing statements and other documents pertaining to any or all of the Equipment.

       Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

       IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                 LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION    VIROLOGIC, INC.

By: /s/ Thomas G. Annino                By: /s/ W.D. Young
   ---------------------------------       -------------------------------------

Name: Thomas G. Annino                  Name: W.D. Young
     -------------------------------         -----------------------------------

Title: VP. SR Risk Mngr.                Title: CEO
      ------------------------------          ----------------------------------

                                    ANNEX D
                                       TO
                                SCHEDULE NO. 004
                           TO MASTER LEASE AGREEMENT*
                          DATED AS OF August 14, 2000

                  STIPULATED LOSS AND TERMINATION VALUE TABLE

                                        stipulated
          # of      termination               loss
          base            value              value
      payments        % of cost          % of cost
             1           99.727            103.646
             2           97.393            101.231
             3           95.036             98.793
             4           92.657             96.332
             5           90.254             93.848
             6           87.828             91.341
             7           85.378             88.811
             8           82.905             86.256
             9           80.407             83.678
            10           77.886             81.075

            11           75.340             78.448
            12           72.769             75.796
            13           70.173             73.119
            14           67.552             70.417
            15           64.906             67.690
            16           62.234             64.936
            17           59.536             62.157
            18           56.812             59.352
            19           54.061             56.521
            20           51.284             53.662
            21           48.480             50.777
            22           45.648             47.865

            23           42.790             44.925
            24           39.903             41.957
            25           36.988             38.961
            26           34.046             35.937
            27           31.074             32.885
            28           28.074             29.804
            29           25.045             26.693
            30           21.986             23.553
            31           18.897             20.384
            32           15.779             17.184
            33           12.630             13.955
            34            9.451             10.694

            35            6.241              7.403
            36            3.000              4.081

* The Stipulated Loss Value or Termination Value for any unit of Equipment shall be equal to the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

                                  BILL OF SALE


     FOR SIX HUNDRED NINETY SEVEN THOUSAND SEVEN HUNDRED FORTY ONE - 15/00 ($697,741.15) AND OTHER VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, VIROLOGIC, INC. (the "Seller") does hereby sell, transfer and deliver to GENERAL ELECTRIC CAPITAL CORPORATION (the "Buyer"), its successors and assigns, all of Seller's right, title and interest in and to the following equipment (the "Equipment"):

     SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.

     TO HAVE AND TO HOLD the same unto the Buyer, its successors and assigns, forever.

     The Seller warrants and represents that it owns (and had good marketable title to) the Equipment free and clear of all liens and encumbrances, and has full power, right and authority to convey title thereto to the Buyer. The foregoing warranty of title shall inure to the benefit of any purchaser of the Equipment from the Buyer and to General Electric Capital Corporation which is financing the purchase of the Equipment by the Buyer.

     Except for the foregoing warranty of title, the Equipment is sold, "AS-IS", "WHERE-IS", without warranty of merchantability of fitness.

     IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed by a duly authorized officer this _____ day of ____________, 20___.



                                        VIROLOGIC, INC.
                                           (Seller)



                                        By: /s/ W.D. YOUNG
                                           ------------------------------------
                                        Title: CEO
                                              ---------------------------------

                       SECURITY DEPOSIT PLEDGE AGREEMENT
                                    (Lease)

     This Security Deposit Pledge Agreement (this "AGREEMENT") is made and entered into as of the ninth day of April, 2001 by and between Virologic, Inc. a California corporation with its principal place of business at 270 EAST GRAND AVENUE, SOUTH SAN FRANCISCO, CA 94080 ("LESSEE") and General Electric Capital Corporation, a New York corporation, with its principal place of business at 401 Merrit 7 2nd Floor Norwalk, CT 06856 (together with its successors and assigns, if any, "Lessor").

     In consideration of, and as an inducement for Lessor to lease certain equipment under the Master Lease Agreement, dated as of August 14, 2000 (the "MASTER LEASE AGREEMENT AND ALL SCHEDULES THERETO BEING REFERRED TO AS THE "LEASE"), and to secure the payment and performance of all of Lessee's obligations under the Lease, Lessee hereby deposits and pledges with Lessor the sum of TWENTY TWO THOUSAND EIGHT HUNDRED THIRTY FOUR - 31/100 DOLLARS ($22,834.31) (the "COLLATERAL"), such pledge to be upon the terms and conditions set forth below:

     1. Lessee delivers the Collateral to Lessor to secure Lessee's performance of its obligations under the Lease, including, but not limited to, the timely payment of Rent;

     2. The Collateral deposited with Lessor will not accrue interest. Lessor may commingle the Collateral with its other funds.

     3. After any default by Lessee under the Lease and while the same is continuing, upon, or at any time after said default, Lessor may apply the Collateral towards the satisfaction of Lessee's obligations under the Lease and the payment of all costs and expenses incurred by Lessor as a result of such default, including but not limited to, costs of repossessing equipment and attorneys' fees. Such application shall not excuse the performance at the time and in the manner prescribed by any obligation of Lessee or cure a default of Lessee. Upon the application by Lessor of any amount of the Collateral pursuant to the terms of this paragraph, Lessee shall be obligated to immediately pay to Lessor an amount sufficient to cause the Collateral to equal the amount first set forth above.

     4. Lessor shall have no duty to first commence an action against or seek recourse from Lessee, in the event of a default under the Lease, before enforcing the provisions of, and proceedings under the provisions of this Agreement. The obligations of Lessee under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by:

          (a) any amendment or modification of or supplement to the Lease;

          (b) any exercise or non-exercise of any right, remedy or privilege under or in respect to this Agreement, the Lease, or any other instrument provided for in the Lease, or any waiver, consent, explanation, indulgence or actions or inaction with respect to any such instrument; or

          (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding of Lease.


     5. Upon the termination of the Lease and the satisfaction of all of the obligations of Lessee thereunder. Lessor shall deliver to Lessee the Collateral (less any portion of same cashed, sold, assigned or delivered pursuant to and under the conditions specified in paragraph 3 hereof), and this Agreement shall thereupon be without further effect.

     6. Lessor may, without the consent of Lessee, assign this Agreement. Lessee agrees that if Lessee receives written notice of an assignment from Lessor, Lessee will pay all amounts due hereunder to such assignee or as instructed by Lessor. Lessee also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. Lessee hereby waives and agrees not to assert against any such assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor for any reason whatsoever.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

LESSOR:                                    LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION       VIROLOGIC, INC.

By: /s/ THOMAS G. ANNINO                   By: /s/ W.D. YOUNG
  ----------------------------------          -------------------------------

Name: Thomas G. Annino                     Name: W.D. Young
      ------------------------------             ----------------------------

Title: V.P., Sr. Risk Mgr.                 Title: CEO
      ------------------------------             ----------------------------

                                [GE LETTERHEAD]


April 12, 2001

Virologic, Inc.
345 Oyster Point Blvd.
South San Francisco, CA 94080

Re: Disbursement of Funds

Dear Ms Kwok:

     Reference is made herein to a certain Schedule No. 004 to Master Lease Agreement No. 4108355 dated August 4, 2000 between General Electric Capital Corporation ("GECC"), as Lessor, and Virologic, Inc. (the "Lessee") as Lessee (collectively the "Contract") covering the equipment listed therein (the "Equipment").

     NOW THEREFORE, it is agreed as follows.

The undersigned authorizes and requests GECC to disburse funds in the amount of $697,741.15 as follows:

               PAYABLE                            AMOUNT
               -------                            ------
               VIROLOGIC, INC.                    $652,072.53
               GECC (ADVANCE RENT)                $ 22,834.31
               GECC (SECURITY DEPOSIT)            $ 22,834.31

               TOTAL PROCEEDS                     $697,741.15

Except as provided herein the Contract shall remain in full force and effect.

Very truly yours,

GENERAL ELECTRIC CAPITAL CORPORATION

AGREED TO AND ACKNOWLEDGED:

VIROLOGIC, INC.

By: /s/ KAREN WILSON
    ---------------------------

Title: CFO
       ------------------------

Date: 4/12/01
      -------------------------

                                VIROLOGIC, INC.
                                   EXHIBIT A

VIROLOGIC, INC.
EQUIPMENT LOCATION:         B1   270 E. GRAND AVE

                                 Equip                                                    Unit          Ext.       Invoice
Item#        Supplier       Loc: Code     Description           QTY    Serial #           Price        Price        Total
-----        --------       ---- -----    -----------           ---    --------         ----------   ----------  -----------
 1    ICS COMPUTER SYSTEMS  B1   COMP  INTEL PIII SERVER         1      53555           $ 3,494.00   $ 3,494.00
                                 SOFT  SHIPPING CHARGES          1                      $    65.00   $    65.00  $  3,559.00

 2    ICS COMPUTER SYSTEMS  B1   SOFT  VERITAS BACKUP EXEC
                                        FOR WIN NT V8.5          1                      $   483.50   $   483.50
                            B1   COMP  LINKSYS ROUTER            5                      $   149.00   $   745.00
                            B1   COMP  LINKSYS ROUTER            5                      $   107.78   $   538.90
                            B1   COMP  DISK KEEPER V6 -
                                         WORKSTATION             1                      $    49.00   $    49.00
                            B1   COMP  DISK KEEPER V6 -
                                         SERVER                  1                      $   249.00   $   249.00
                            B1   COMP  SMART-UPS 2200
                                        LINE INT LAN             1                      $ 1,297.00   $ 1,297.00
                            B1   COMP  BATTERY PACK              1                      $   579.00   $   579.00
                            B1   COMP  SMART-UPS
                                        RECEPTACLE ACCS          1                      $    72.00   $    72.00
                            B1   COMP  PARTITION MAGIC V6        1                      $    58.00   $    58.00
                            B1   COMP  HP XE3 COMPUTER
                                        P3/700 10GB              2                      $ 2,299.00   $ 4,598.00
                            B1   COMP  MONITOR                   2                      $   239.00   $   478.00
                            B1   COMP  PORT REPLICATOR           2                      $   198.00   $   396.00
                                 SOFT  TAX 8.25%                 1                      $   787.33   $   787.33
                                 SOFT  SHIPPING CHARGES          1                      $   193.50   $   193.50  $ 10,524.23

 3    ZONES                 B1   COMP  JP LASERJET 4050
                                        TN PRINTER               1    US2X093679        $ 1,599.00   $ 1,599.00  $  1,599.00

 4    ICS COMPUTER SYSTEMS  B1   COMP  INTEL CELERON 600
                                        MHZ 128 MB MINITOWER     1                      $   699.00   $   699.00
                            B1   COMP  17" SVGA MONITOR          1   7033DF001436       $   199.00   $   199.00
                                 SOFT  FREIGHT CHARGES           1                      $   134.70   $   134.70  $  1,032.70

 5    ICS COMPUTER SYSTEMS  B1   COMP  ATHLON AMD 1GHZ
                                        (ICS SYSTEM)             1      53574           $ 1,498.00   $ 1,498.00
                            B1   COMP  MONITOR                   1       4657           $   199.00   $   199.00
                                 SOFT  FREIGHT CHARGES           1                      $    65.00   $    65.00  $  1,762.00

 7    ZONES                 B1   OFC   HP LASERJET 3200
                                        PRINT/FAX/COPY/SCNR      1                      $   599.00   $   599.00  $    599.00

 8    AVCOM TECHNOLOGIES    B1   COMP  8-BAY INTERNAL
                                        STORAGE  EXPANSION       1       N/A            $   976.10   $   976.10
                                 SOFT  TAX 8.25%                 1                      $    80.53   $    80.53  $  1,056.63

 9    ZONES                 B1   COMP  PHASER 850 N 14PPM
                                        32 MB 800 DPI            1                      $ 2,345.00   $ 2,345.00
                                 SOFT  SHIPPING & HANDLING       1                      $   105.86   $   105.86  $  2,450.86

 10   ICS COMPUTER SYSTEMS  B1   COMP  INTEL PIII 700 MHZ
                                        128MB SDRAM MID TOWER    1      53436           $ 1,079.00   $ 1,079.00
                            B1   COMP  17" SVGA MONITOR          1   7033DF001437       $   199.00   $   199.00
                                 SOFT  FREIGHT CHARGES           1                      $   181.70   $   181.70  $  1,459.70

 11   ZONES                 B1   COMP  OMNIBOOK LAPTOP           1                      $ 2,273.00   $ 2,273.00
                                 SOFT  SHIPPING & HANDLING       1                      $    39.96   $    39.96  $  2,312.96
                                                                     STW05205323
 12   ZONES                 B1   COMP  OMNIBOOK XE3 LAPTOP       2   STW05107702        $ 2,273.00   $ 4,546.00
                                                                    F2025A00010587
                            B1   COMP  OMNIBOOK PORT REPLICATOR  2  F2025A00010349      $   163.00   $   326.00
                                 SOFT  SHIPPING & HANDLING       1                      $   161.88   $   161.88  $  5,033.88

 14   ZONES                 B1   COMP  AC ADAPTER FOR
                                        OMNIBOOK                 5                      $    75.00   $   375.00
                            B1   COMP  FIRECONNECT 4300
                                        KIT/HOST                 1   SSXOAO47000M       $    68.00   $    68.00
                            B1   COMP  POWERED SPEAKERS         12                      $    14.00   $   168.00
                                 SOFT  HP LIION BATTER FOR
                                        OMNIBOOK                 2                      $   152.00   $   304.00

                                 Equip                            Vendor
Item#        Supplier       Loc: Code     Description              Total      PO #     Invoice #    Inv Date   Ck #    Ck Date
-----        --------       ---- -----    -----------           ----------    -----   ------------  --------  ------   --------
 1    ICS COMPUTER SYSTEMS  B1   COMP  INTEL PIII SERVER
                                 SOFT  SHIPPING CHARGES         $ 3,559.00    62260      43757      11/28/00  100105   12/18/00

 2    ICS COMPUTER SYSTEMS  B1   SOFT  VERITAS BACKUP EXEC
                                        FOR WIN NT V8.5
                            B1   COMP  LINKSYS ROUTER
                            B1   COMP  LINKSYS ROUTER
                            B1   COMP  DISK KEEPER V6 -
                                         WORKSTATION
                            B1   COMP  DISK KEEPER V6 -
                                         SERVER
                            B1   COMP  SMART-UPS 2200
                                        LINE INT LAN
                            B1   COMP  BATTERY PACK
                            B1   COMP  SMART-UPS
                                        RECEPTACLE ACCS
                            B1   COMP  PARTITION MAGIC V6
                            B1   COMP  HP XE3 COMPUTER
                                        P3/700 10GB
                            B1   COMP  MONITOR
                            B1   COMP  PORT REPLICATOR
                                 SOFT  TAX 8.25%
                                 SOFT  SHIPPING CHARGES           $ 10,524.23  62365     43905      11/30/00  100436    1/12/01

 3    ZONES                 B1   COMP  JP LASERJET 4050
                                        TN PRINTER                $  1,599.00         P12513490102  12/15/00  100254   12/29/00

 4    ICS COMPUTER SYSTEMS  B1   COMP  INTEL CELERON 600
                                        MHZ 128 MB MINITOWER
                            B1   COMP  17" SVGA MONITOR
                                 SOFT  FREIGHT CHARGES            $  1,032.70  62301     43843       12/5/00  100313    12/5/00

 5    ICS COMPUTER SYSTEMS  B1   COMP  ATHLON AMD 1GHZ
                                        (ICS SYSTEM)
                            B1   COMP  MONITOR
                                 SOFT  FREIGHT CHARGES            $  1,762.00  62387     43842       12/5/00  100313    12/5/00

 7    ZONES                 B1   OFC   HP LASERJET 3200
                                        PRINT/FAX/COPY/SCNR       $    599.00    3    P12549250101  12/17/00  100509    1/12/01

 8    AVCOM TECHNOLOGIES    B1   COMP  8-BAY INTERNAL
                                        STORAGE  EXPANSION
                                 SOFT  TAX 8.25%                  $  1,056.63  61200     12337       8/7/00   100383    1/10/01

 9    ZONES                 B1   COMP  PHASER 850 N 14PPM
                                        32 MB 800 DPI
                                 SOFT  SHIPPING & HANDLING        $  2,450.86  62053  P11462400101   11/4/00  100509    1/12/01

 10   ICS COMPUTER SYSTEMS  B1   COMP  INTEL PIII 700 MHZ
                                        128MB SDRAM MID TOWER
                            B1   COMP  17" SVGA MONITOR
                                 SOFT  FREIGHT CHARGES            $  1,459.70  62323     43844       12/5/00  100436    1/12/01

 11   ZONES                 B1   COMP  OMNIBOOK LAPTOP
                                 SOFT  SHIPPING & HANDLING        $  2,312.96  10063  P12897200101   1/10/01  100690    2/26/01

 12   ZONES                 B1   COMP  OMNIBOOK XE3 LAPTOP

                            B1   COMP  OMNIBOOK PORT REPLICATOR
                                 SOFT  SHIPPING & HANDLING        $  5,033.88    52   P12771670101  12/31/00  100690    2/26/01

 14   ZONES                 B1   COMP  AC ADAPTER FOR
                                        OMNIBOOK
                            B1   COMP  FIRECONNECT 4300
                                        KIT/HOST
                            B1   COMP  POWERED SPEAKERS
                                 SOFT  HP LIION BATTER FOR
                                        OMNIBOOK

                                VIROLOGIC, INC.
                                   EXHIBIT A

VIROLOGIC, INC.
EQUIPMENT LOCATION:         B1   270 E. GRAND AVE

                                 Equip                                                    Unit          Ext.       Invoice
Item#        Supplier       Loc: Code     Description           QTY     Serial #          Price        Price        Total
-----        --------       ---- -----    -----------           ---     --------       -----------  -----------   ----------
                                 SOFT  SHIPPING & HANDLING       1                     $    210.26  $    210.26   $ 1,125.26

 15   HEWLETT PACKARD       B1   OFC   LASERJET 3200
                                        ALL-IN 1 PRINTER        12                     $    569.00  $  6,828.00
      BUSINESS STORE        B1   COMP  OMNIBOOK LEATHER
                                        CARRYING CASE            2                     $    129.00  $    258.00
                                 SOFT  TAX                       1                     $    566.88  $    566.88
                                 SOFT  SHIPPING & HANDLING       1                     $    392.67  $    392.67   $ 8,045.55

 18   ICS COMPUTER SYSTEMS  B1   COMP  PRINTER TEKTRONIX
                                        PHASER                   1        SM0K0850     $  2,499.00  $  2,499.00   $ 2,499.00

 24   HEWLETT PACKARD       B1   COMP  OMNIBOOK 500 P3           1                     $  2,444.00  $  2,444.00
      BUSINESS STORE        B1   COMP  DVD MODULE FOR
                                        OMNIBOOKS                1                     $    335.00  $    335.00
                            B1   COMP  OMNIBOOK LEATHER
                                        CARRYING CASE            1                     $    114.00  $    114.00
                            B1   COMP  64MB MODULE (UPGRADE)     1                     $    136.00  $    136.00
                                 SOFT  SALES TAX                 1                     $    242.32  $    242.32
                                 SOFT  SHIPPING & HANDLING       1                     $      5.00  $      5.00   $ 3,276.32
                                                                           53623
 25   ICS COMPUTER SYSTEMS  B1   COMP  INTEL PENTIUMIII 700
                                        MHZ (ICS SYSTEM)         2         53624       $  1,079.00  $  2,158.00
                            B1   COMP  17" SVGA MONITOR          3                     $    199.00  $    597.00
                            B1   COMP  AGFA 36 BIT SCANNER       1        56ANOX7E     $    119.00  $    119.00
                                 SOFT  SALES TAX 8.25%           1                     $    237.11  $    237.11
                                 SOFT  FREIGHT                   1                     $    165.00  $    165.00   $ 3,276.11

 26   ICS COMPUTER SYSTEMS  B1   COMP  ATHLON 1GHZ MTIBOARD      1                     $  1,938.00  $  1,938.00
                            B1   COMP  17" SVGA BTC MONITOR      1                     $    199.00  $    199.00
                                 SOFT  FREIGHT                   1                     $     65.00  $     65.00   $ 2,202.00

 30   AVCOM TECHNOLOGIES    B1   COMP  18.2GB/ULTRA SCSI
                                        DISK DRIVE               5                     $  1,335.00  $  6,675.00
                            B1   COMP  8-BAY INTERNAL
                                        STORAGE EXPANSION        1        S195531      $  1,010.15  $  1,010.15
                            B1   COMP  COLOR FRAME
                                        BUFFER/CD/VIDEO ADAPTER  1        S166234      $    262.55  $    262.55
                            B1   COMP  BASET WITH MII PCI
                                        ADAPTER                  1        S110583      $    618.55  $    618.55
                            B1   COMP  512-MB EXPANSION MEMORY   2                     $  3,115.00  $  6,230.00
                            B1   COMP  E450 SERVER,3 OPEN
                                        MODULE SLOTS             1                     $ 20,505.60  $ 20,505.60
                            B1   COMP  ULTRASPARC-II CPU
                                         MODULE                  1                     $  4,445.55  $  4,445.55
                                 SOFT  FREIGHT CHARGES           1                     $    478.79  $    478.79  $ 40,226.19

 32   AVCOM TECHNOLOGIES    B1   COMP  ULTRA 5  MODEL 500
                                        256MB DRAM               1      SFWO3860553    $  2,547.60  $  2,547.60
                            B1   COMP  UNIX KIT ACCESSORIES      1                     $     88.00  $     88.00
                            B1   COMP  17" MONITOR               1      SOO24LR1482    $    286.00  $    286.00
                                 SOFT  TAX                       1                     $    241.04  $    241.04
                                 SOFT  FREIGHT                   1                     $    101.71  $    101.71   $ 3,264.35

 33   AVCOM TECHNOLOGIES    B1   COMP  BASET WITH MII PCI
                                        ADAPTER                  1                     $    507.35  $    507.35
                                 SOFT  TAX                       1                     $     41.86  $     41.86
                                 SOFT  FREIGHT                   1                     $      6.42  $      6.42   $   555.63

 34   AVCOM TECHNOLOGIES    B1   COMP  NETWORK HARDWARE CAT
                                        6000 1300W AC PS         2                     $  3,050.13  $  6,100.26
                            B1   COMP  CISCO 827-4V ADSL
                                        ROUTER                   2                     $    761.56  $  1,523.12
                            B1   COMP  CATALYST 6509 CHASSIS     2                     $ 10,692.86  $ 21,385.72
                            B1   COMP  LAN MGMT FOR SOL
                                        INCL:CM 3 CROM RME       1                     $ 11,808.34  $ 11,808.34
                            B1   COMP  CISCO CATALYST 6000
                                        48-PORT                  6                     $  9,908.96  $ 59,453.76
                            B1   COMP  CATALYST 6000 SUPERVISOR
                                        PERP ENGINE1A            4                     $  7,621.99  $ 30,487.96

                                 Equip                             Vendor
Item#        Supplier       Loc: Code     Description               Total      PO #        Invoice #        Inv Date   Ck #  Ck Date
-----        --------       ---- -----    -----------             ----------   -----      -----------       --------  ------ -------
                                 SOFT  SHIPPING & HANDLING        $  1,125.26  10096      P13058440101       1/14/01  100820 2/9/01

 15   HEWLETT PACKARD       B1   OFC   LASERJET 3200
                                        ALL-IN 1 PRINTER
      BUSINESS STORE        B1   COMP  OMNIBOOK LEATHER
                                        CARRYING CASE
                                 SOFT  TAX
                                 SOFT  SHIPPING & HANDLING        $  8,045.55  10160        1223480          1/23/01  100865 2/14/01

 18   ICS COMPUTER SYSTEMS  B1   COMP  PRINTER TEKTRONIX
                                        PHASER                    $  2,499.00    26          44434           1/19/01  101115 3/7/01

 24   HEWLETT PACKARD       B1   COMP  OMNIBOOK 500 P3
      BUSINESS STORE        B1   COMP  DVD MODULE FOR
                                        OMNIBOOKS
                            B1   COMP  OMNIBOOK LEATHER
                                        CARRYING CASE
                            B1   COMP  64MB MODULE (UPGRADE)
                                 SOFT  SALES TAX
                                 SOFT  SHIPPING & HANDLING        $  3,276.32  10222        1229715          1/31/01  100966 2/23/01

 25   ICS COMPUTER SYSTEMS  B1   COMP  INTEL PENTIUMIII 700
                                        MHZ (ICS SYSTEM)
                            B1   COMP  17" SVGA MONITOR
                            B1   COMP  AGFA 36 BIT SCANNER
                                 SOFT  SALES TAX 8.25%
                                 SOFT  FREIGHT                    $  3,276.11  10004         44216          12/31/00  101023 2/23/01

 26   ICS COMPUTER SYSTEMS  B1   COMP  ATHLON 1GHZ MTIBOARD
                            B1   COMP  17" SVGA BTC MONITOR
                                 SOFT  FREIGHT                    $  2,202.00  10411         44909           3/2/01   101261 3/15/01

 30   AVCOM TECHNOLOGIES    B1   COMP  18.2GB/ULTRA SCSI
                                        DISK DRIVE
                            B1   COMP  8-BAY INTERNAL
                                        STORAGE EXPANSION
                            B1   COMP  COLOR FRAME
                                        BUFFER/CD/VIDEO ADAPTER
                            B1   COMP  BASET WITH MII PCI
                                        ADAPTER
                            B1   COMP  512-MB EXPANSION MEMORY
                            B1   COMP  E450 SERVER,3 OPEN
                                        MODULE SLOTS
                            B1   COMP  ULTRASPARC-II CPU
                                         MODULE
                                 SOFT  FREIGHT CHARGES            $ 40,226.19  61384         14525           9/7/00   100383 1/10/01

 32   AVCOM TECHNOLOGIES    B1   COMP  ULTRA 5  MODEL 500
                                        256MB DRAM
                            B1   COMP  UNIX KIT ACCESSORIES
                            B1   COMP  17" MONITOR
                                 SOFT  TAX
                                 SOFT  FREIGHT                    $  3,264.35  61709         16763           10/6/00   11465

 33   AVCOM TECHNOLOGIES    B1   COMP  BASET WITH MII PCI
                                        ADAPTER
                                 SOFT  TAX
                                 SOFT  FREIGHT                    $    555.63  61824         17077          10/12/00   11465

 34   AVCOM TECHNOLOGIES    B1   COMP  NETWORK HARDWARE CAT
                                        6000 1300W AC PS
                            B1   COMP  CISCO 827-4V ADSL
                                        ROUTER
                            B1   COMP  CATALYST 6509 CHASSIS
                            B1   COMP  LAN MGMT FOR SOL
                                        INCL:CM 3 CROM RME
                            B1   COMP  CISCO CATALYST 6000
                                        48-PORT
                            B1   COMP  CATALYST 6000 SUPERVISOR
                                        PERP ENGINE1A

                                VIROLOGIC, INC.
                                   EXHIBIT A

VIROLOGIC, INC.
EQUIPMENT LOCATION:         B1   270 E. GRAND AVE

                                 Equip                                                    Unit          Ext.       Invoice
Item#        Supplier       Loc: Code     Description           QTY    Serial #           Price        Price        Total
-----        --------       ---- -----    -----------           ---    --------        -----------  -----------  -----------
                            B1   COMP  PACKAGE SMARTNET
                                        CAT 10 CROM              1                     $  1,595.00  $  1,595.00
                            B1   COMP  PACKAGED SMARTNET
                                        CAT 17 CROM              2                     $  8,700.00  $ 17,400.00
                            B1   COMP  CISCO 827 SERIES
                                        IOS VOICE PLUS           2                     $    152.52  $    305.04
                                 SOFT  TAX                       1                     $ 12,755.03  $ 12,755.03
                                 SOFT  FREIGHT                   1                     $     15.54  $     15.54  $ 162,829.77

 35   AVCOM TECHNOLOGIES    B1   COMP  PACKAGED SMARTNET
                                        CAT 1 CROM               2                     $    123.00  $    246.00
                            B1   COMP  I-PORT T1/FRACTIONAL
                                        TI DSU                   8                     $    762.76  $  6,102.08
                            B1   COMP  1XETHERNET 2XWAN CARD
                                        SLOT NTWK MOD            2                     $  1,143.95  $  2,287.90
                            B1   COMP  SW CLIENT & US
                                        POWERCORD                1                     $  3,069.51  $  3,069.51
                            B1   COMP  4-SLOT MODULAR
                                        ROUTER                   1                     $  4,961.07  $  4,961.07
                            B1   COMP  CISCO 2PT WAN IF CARD
                                        SLOT NETWORK MOD         2                     $  1,143.91  $  2,287.82
                            B1   COMP  PACKAGED SMARTNET
                                        CAT 4 CROM               1                     $    406.00  $    406.00
                                 SOFT  TAX                       1                     $  1,645.63  $  1,645.63
                                 SOFT  FREIGHT                   1                     $    169.50  $    169.50   $ 21,175.51

 36   AVCOM TECHNOLOGIES    B1   COMP  COLOR FRAME BUFFER        1        N/A          $    259.00  $    259.00
                            B1   COMP  BASET W/ ADAPTER          1                     $    500.40  $    500.40
                            B1   COMP  ULTRASPARC CPU MODULE     1        N/A          $  4,395.60  $  4,395.60
                            B1   COMP  INTRNAL DRIVE             1        N/A          $    972.00  $    972.00
                            B1   COMP  17" COLOR MONITOR         1        N/A          $    286.00  $    286.00
                            B1   COMP  ULTRA SCSI DISK DRIVE     5        N/A          $  1,320.00  $  6,600.00
                            B1   COMP  SLIM KIT FOR SPARC        1                     $  1,196.00  $  1,196.00
                            B1   COMP  E450 SERVER/TOWER         1                     $ 17,877.20  $ 17,877.20
                                 SOFT  SOLARIS 7                 1                     $     90.00  $     90.00
                                 SOFT  TAX                       1                     $  2,654.53  $  2,654.53
                                 SOFT  FREIGHT                   1                     $    179.45  $    179.45   $ 35,010.18

 37   AVCOM TECHNOLOGIES    B1   SOFT  ENTERPRISE PLUS
                                        CROM FEATURE PACK        1                     $  1,252.35  $  1,252.35
                            B1   COMP  MEM FLASH SIMMS           1                     $    744.33  $    744.33
                            B1   COMP  ENET NETWORK MODULE       1                     $    783.32  $    783.32
                            B1   COMP  4-SLOT MODULAR ROUTER     1                     $  5,093.96  $  5,093.96
                            B1   COMP  1PT FETH-NTWK MOD         1                     $  1,566.05  $  1,566.05
                            B1   COMP  8MB FLASH SIMM            1                     $    547.96  $    547.96
                            B1   COMP  CONT-SNT PACKAGED         1                     $    940.63  $    940.63
                                 SOFT  TAX                       1                     $    901.61  $    901.61
                                 SOFT  FREIGHT                   1                     $     65.66  $     65.66   $ 11,895.87

 38   AVCOM TECHNOLOGIES    B1   COMP  E450 SERVER/TOWER         1      032H3A64       $ 17,877.20  $ 17,877.20
                            B1   COMP  DISK DRIVE                1                     $  1,320.00  $  1,320.00
                            B1   COMP  INTERNAL DRIVE            1     0013L05407      $    972.00  $    972.00
                            B1   COMP  17" COLOR MONITOR         1      0026LR005      $    286.00  $    286.00
                            B1   COMP  COLOR FRAME
                                        BUFFER/ADAPTOR           1       167681        $    259.60  $    259.60
                            B1   COMP  BASET MII PCI ADAPTER     1                     $    500.40  $    500.40
                                 SOFT  TAX                       1                     $  1,750.25  $  1,750.25
                                 SOFT  FREIGHT                   1                     $    168.56  $    168.56   $ 23,134.01

 43   ICS COMPUTER SYSTEMS  B1   COMP  INTEL PIII MOTHERBOARD
                                        (ICS SYSTEM)             1        53694        $  1,428.00  $  1,428.00
                            B1   COMP  17" MONITOR               1         543         $    199.00  $    199.00
                                 SOFT  FREIGHT                   1                     $     65.00  $     65.00   $  1,692.00

                                 Equip                             Vendor
Item#        Supplier       Loc: Code     Description               Total      PO #     Invoice #   Inv Date   Ck #    Ck Date
-----        --------       ---- -----    -----------             ----------   -----  ------------  --------  ------   --------

                            B1   COMP  PACKAGE SMARTNET
                                        CAT 10 CROM
                            B1   COMP  PACKAGED SMARTNET
                                        CAT 17 CROM
                            B1   COMP  CISCO 827 SERIES
                                        IOS VOICE PLUS
                                 SOFT  TAX
                                 SOFT  FREIGHT                   $ 162,829.77  61668     16715       10/5/00   11343    11/1/01

 35   AVCOM TECHNOLOGIES    B1   COMP  PACKAGED SMARTNET
                                        CAT 1 CROM
                            B1   COMP  I-PORT T1/FRACTIONAL
                                        TI DSU
                            B1   COMP  1XETHERNET 2XWAN CARD
                                        SLOT NTWK MOD
                            B1   COMP  SW CLIENT & US
                                        POWERCORD
                            B1   COMP  4-SLOT MODULAR
                                        ROUTER
                            B1   COMP  CISCO 2PT WAN IF CARD
                                        SLOT NETWORK MOD
                            B1   COMP  PACKAGED SMARTNET
                                        CAT 4 CROM
                                 SOFT  TAX
                                 SOFT  FREIGHT                   $  21,175.51  61668     16511       10/3/00   11343    11/1/01














 36   AVCOM TECHNOLOGIES    B1   COMP  COLOR FRAME BUFFER
                            B1   COMP  BASET W/ ADAPTER
                            B1   COMP  ULTRASPARC CPU MODULE
                            B1   COMP  INTRNAL DRIVE
                            B1   COMP  17" COLOR MONITOR
                            B1   COMP  ULTRA SCSI DISK DRIVE
                            B1   COMP  SLIM KIT FOR SPARC
                            B1   COMP  E450 SERVER/TOWER
                                 SOFT  SOLARIS 7
                                 SOFT  TAX
                                 SOFT  FREIGHT                   $  35,010.18  61200     12334       8/7/00    10765

 37   AVCOM TECHNOLOGIES    B1   SOFT  ENTERPRISE PLUS
                                        CROM FEATURE PACK
                            B1   COMP  MEM FLASH SIMMS
                            B1   COMP  ENET NETWORK MODULE
                            B1   COMP  4-SLOT MODULAR ROUTER
                            B1   COMP  1PT FETH-NTWK MOD
                            B1   COMP  8MB FLASH SIMM
                            B1   COMP  CONT-SNT PACKAGED
                                 SOFT  TAX
                                 SOFT  FREIGHT                   $  11,895.87  61308     13680       8/25/00   10804    9/20/00

 38   AVCOM TECHNOLOGIES    B1   COMP  E450 SERVER/TOWER
                            B1   COMP  DISK DRIVE
                            B1   COMP  INTERNAL DRIVE
                            B1   COMP  17" COLOR MONITOR
                            B1   COMP  COLOR FRAME
                                        BUFFER/ADAPTOR
                            B1   COMP  BASET MII PCI ADAPTER
                                 SOFT  TAX
                                 SOFT  FREIGHT                   $  23,134.01  61262     13619       8/25/00   10804    9/20/00

 43   ICS COMPUTER SYSTEMS  B1   COMP  INTEL PIII MOTHERBOARD
                                        (ICS SYSTEM)
                            B1   COMP  17" MONITOR
                                 SOFT  FREIGHT                   $   1,692.00  10411     44883       2/28/01   101261   3/15/01

                                VIROLOGIC, INC.
                                   EXHIBIT A

VIROLOGIC, INC.
EQUIPMENT LOCATION:         B1   270 E. GRAND AVE

                                 Equip                                                   Unit          Ext.         Invoice
Item#      Supplier         Loc: Code     Description           QTY       Serial #       Price        Price          Total
-----      --------         ---- -----    -----------           ---      ----------   ------------  -----------   ------------
 51   WHL ARCHITECTS             SOFT  PROJ 99128 SENIOR DRAFT   1                    $   1,350.00  $   1,350.00
                                 SOFT  CONSULTANT EXPENSES       1                    $     104.00  $     104.00  $   1,454.00

 52   WHL ARCHITECTS             SOFT  REPRODUCTION EXPENSES     1                    $   1,111.07  $   1,111.07
                                 SOFT  POSTAGE/COURIER           1                    $      88.95  $      88.95  $   1,200.02

                                               FUNDING TOTAL                                        $ 354,251.73  $ 354,251.73

                                 Equip                               Vendor
Item#      Supplier         Loc: Code     Description                 Total      PO #   Invoice #   Inv Date   Ck #    Ck Date
-----      --------         ---- -----    -----------              ----------   -----  -----------  --------  ------   --------
 51   WHL ARCHITECTS             SOFT  PROJ 99128 SENIOR DRAFT
                                 SOFT  CONSULTANT EXPENSES       $   1,454.00    N/A      9574       1/11/01  100589

 52   WHL ARCHITECTS             SOFT  REPRODUCTION EXPENSES
                                 SOFT  POSTAGE/COURIER           $   1,200.02    N/A      9573       1/11/01  100589

                                                                 $ 354,251.73

VIROLOGIC, INC.
EQUIPMENT LOCATION:         B2   345 OYSTER POINT
                                 SOUTH SAN FRANCISCO, CA 94080

                                   Equip                                                  Unit          Ext.       Invoice
Item#       Supplier          Loc: Code        Description       QTY    Serial #          Price        Price        Total
-----       --------          ---- -----       -----------       ---    --------        ----------   ----------   ----------
 13   ZONES                    B2  COMP  OMNIBOOK XE3 LAPTOP     1    STWO5205079       $ 2,273.00   $ 2,273.00   $ 2,273.00

                                                                         53599
                                                                         53600
 16   ICS COMPUTER SYSTEMS     B2  COMP  INTEL PENTIUMIII
                                          700 MHZ (ICS SYSTEM)   3       53601          $ 1,079.00   $ 3,237.00
                                                                         0631
                                                                         2514
                               B2  COMP  17" SVGA BTC MONITOR    3       2530           $   199.00   $   597.00

                                   SOFT  TAX  8.25%              1                      $   316.31   $   316.31
                                   SOFT  FREIGHT                 1                      $   225.00   $   225.00   $ 4,375.31


                                                                         53645
                                                                         53646
 17   ICS COMPUTER SYSTEMS     B2  COMP  INTEL PENTIUMIII
                                          700 MHZ (ICS SYSTEM)   3       53647          $ 1,179.00   $ 3,537.00
                                                                          622
                                                                          916
                               B2  COMP  17" SVGA BTC MONITOR    3        922           $   199.00   $   597.00
                                   SOFT  FREIGHT                 1                      $   165.00   $   165.00   $ 4,299.00

 19   AMERSHAM PHARMACIA       B2  LAB   ULTROSPEC 4000
                                          SPECTROP HOTOMETER     1                      $ 9,030.40   $ 9,030.40
                                   SOFT  TAX  8.25%              1                      $   745.01   $   745.01   $ 9,775.41

 20   AMERSHAM PHARMACIA       B2  LAB   SIPPER UNIT AND
                                          FLOW CELL              1                      $ 2,304.00   $ 2,304.00
                                   SOFT  TAX  8.25%              1                      $   184.32   $   184.32
                                   SOFT  HANDLING AND
                                          INSURANCE              1                      $    16.00   $    16.00   $ 2,504.32

 21   VWR SCIENTIFIC PRODUCTS  B2  LAB   CENTRFUG ROTR           1                      $ 2,400.00   $ 2,400.00
                               B2  LAB   SHAKER, ORBIT
                                          ENVIRON                1                      $ 3,526.56   $ 3,526.56
                               B2  LAB   ACRO 50 PTFE            3                      $   139.04   $   417.12
                                   SOFT  TAX                     1                      $   507.50   $   507.50   $ 6,851.18

 22   VWR SCIENTIFIC PRODUCTS  B2  FURN  WALL CLOCK              1                      $    34.83   $    34.83
                               B2  LAB   MINICENTRIFUGE
                                          W/ ADPT                1                      $   290.00   $   290.00
                               B2  LAB   BASIC 210G CAPX,BALANCE
                                          METTLER TOLEDO         1                      $ 2,615.80   $ 2,615.80

                                   Equip                             Vendor
Item#       Supplier          Loc: Code        Description           Total     PO #    Invoice #    Inv Date  Ck #      Ck Date
-----       --------          ---- -----       -----------         ----------  -----  ------------  --------  ----      -------
 13   ZONES                    B2  COMP  OMNIBOOK XE3 LAPTOP       $ 2,273.00  10096  P13058440103   1/13/01  100767     2/2/01


 16   ICS COMPUTER SYSTEMS     B2  COMP  INTEL PENTIUMIII
                                          700 MHZ (ICS SYSTEM)
                               B2  COMP  17" SVGA BTC MONITOR



                                   SOFT  TAX  8.25%
                                   SOFT  FREIGHT                   $ 4,375.31      4     44215      12/31/00  101023    2/23/01



 17   ICS COMPUTER SYSTEMS     B2  COMP  INTEL PENTIUMIII
                                          700 MHZ (ICS SYSTEM)
                               B2  COMP  17" SVGA BTC MONITOR


                                   SOFT  FREIGHT                   $ 4,299.00  10153     44495       1/24/01   101023   2/23/01

 19   AMERSHAM PHARMACIA       B2  LAB   ULTROSPEC 4000
                                          SPECTROP HOTOMETER
                                   SOFT  TAX  8.25%                $ 9,775.41  62443     792295     12/28/00  100397    1/12/01

 20   AMERSHAM PHARMACIA       B2  LAB   SIPPER UNIT AND
                                          FLOW CELL
                                   SOFT  TAX  8.25%
                                   SOFT  HANDLING AND
                                          INSURANCE                $ 2,504.32  10071     816497      1/22/01  100834    2/14/01

 21   VWR SCIENTIFIC PRODUCTS  B2  LAB   CENTRFUG ROTR
                               B2  LAB   SHAKER, ORBIT
                                          ENVIRON
                               B2  LAB   ACRO 50 PTFE
                                   SOFT  TAX                       $ 6,851.18  10195     6257499     1/23/01  100829    2/14/01

 22   VWR SCIENTIFIC PRODUCTS  B2  FURN  WALL CLOCK
                               B2  LAB   MINICENTRIFUGE
                                          W/ ADPT
                               B2  LAB   BASIC 210G CAPX,BALANCE
                                          METTLER TOLEDO

                                VIROLOGIC, INC.
                                   EXHIBIT A

VIROLOGIC, INC.
EQUIPMENT LOCATION:         B1   270 E. GRAND AVE

                                   Equip                                                Unit           Ext.       Invoice
Item#       Supplier          Loc: Code        Description       QTY  Serial #          Price          Price       Total
-----       --------          ---- -----       -----------       ---  --------        ----------    -----------  ----------
                               B2  LAB   CYLINDER 500 ML         1                    $      28.18  $     28.18
                               B2  LAB   CYLINDER 250 ML         1                    $      21.64  $     21.64
                               B2  LAB   CYLINDER 50 ML          1                    $      13.90  $     13.90
                                   SOFT  TAX                     1                    $     522.49  $    522.49  $  3,526.84

 23   THERMOFORMA              B2  FURN  BIO SAFE CABINET        1                    $   7,267.00  $  7,267.00
                               B2  FURN  EXH TRAN AT/TMBL
                                          W/ 8" DAMP             1                    $     454.67  $    454.67
                                   SOFT  TAX                     1                    $     637.04  $    637.04
                                   SOFT  FREIGHT                 1                    $     760.00  $    760.00  $  9,118.71

 27   FORMA SCIENTIFIC         B2  LAB   CONSOLE INCUBATOR
                                          SHAKER                 1                    $   7,264.38  $  7,264.38
      (THERMOFORMA)            B2  LAB   UNIV PLATFORM           1                    $     647.80  $    647.80
                               B2  LAB   1 LTR FLASK CLIP
                                          ASSY                   1                    $      29.52  $     29.52
                               B2  LAB   2 LTR FLASK CLIP
                                          ASSY                   1                    $      32.80  $     32.80
                               B2  LAB   8/4LT FLASK CLIP
                                          ASSY                   1                    $      52.48  $     52.48
                               B2  LAB   6 LTR FLASK CLIP
                                          ASSY                   1                    $      55.76  $     55.76
                                   SOFT  SALES TAX               1                    $     646.61  $    646.61
                                   SOFT  FREIGHT                 1                    $     320.00  $    320.00  $  9,049.35

 28   QIAGEN                   B2  LAB   CENTRIFUGE 4-15C
                                          CAT#8                  1                    $   8,795.00  $  8,795.00
                                   SOFT  SALES TAX               1                    $     704.00  $    704.00
                                   SOFT  FREIGHT                 1                    $     183.00  $    183.00  $  9,682.00

 39   AVAYA INC                B2  SOFT  TSO PRO SUPPORT         1                    $   2,500.00  $  2,500.00  $  2,500.00
                               B2  OFC   DEFINITY COMMUNICATION
                                          SYSTEM/NTWRK           1                    $  28,284.61  $ 28,284.61  $ 28,284.61
                               B2  OFC   CCC/TELSET
                                          COMMUNICATION SYSTEM   1                    $ 141,715.83  $141,715.83  $141,715.83

 40   OP CONTRACT              B2  FURN  KEYBOARD TRAY          12                    $     182.50  $  2,190.00
                               B2  SOFT  TAX                     1                    $     180.68  $    180.68  $  2,370.68
                               B2  FURN  POWER ADAPTER          17                    $      63.00  $  1,071.00
                               B2  FURN  DRAW ROD 34H           14                    $       6.43  $     90.02
                               B2  FURN  WALL START 80H BLACK   48                    $      17.14  $    822.72
                               B2  FURN  SERIES 2 FINISHED
                                          END 53H               43                    $      16.71  $    718.53
                               B2  FURN  SHELF                   2                    $      63.00  $    126.00
                               B2  FURN  FLIPPER UNIT           10                    $     180.00  $  1,800.00
                               B2  FURN  DEPOSIT CHECK#11011     1                    $ (2,505.05)  $ (2,505.05)
                                   SOFT  TAX                     1                    $     381.84  $    381.84  $  2,505.06

 41   PELCO SALES & SERVICE    B2  LAB   T-49 REFRIGERATOR       1     2730482        $   2,207.00  $  2,207.00
                               B2  LAB   T-23 FREEZER            1     2702014        $   2,073.00  $  2,073.00
                               B2  LAB   ICE MAKER               1    323175-02C      $   1,035.00  $  1,035.00
                                   SOFT  DELIVERY/INSTALLATION   1                    $     300.00  $    300.00
                                   SOFT  TAX 8 1/4%              1                    $     463.24  $    463.24  $  6,078.24

 42   FORMA SCIENTIFIC         B2  LAB   BRUSH SHELF KIT        30                    $      79.20  $  2,376.00
                               B2  SOFT  TAX                     1                    $     196.02  $    196.02  $  2,572.02
                               B2  LAB   LAB FRZER               1                    $   5,303.52  $  5,303.52
                               B2  LAB   INV RACK               10                    $     115.50  $  1,155.00
                                   SOFT  TAX                     1                    $     532.83  $    532.83  $  6,991.35

                                   Equip                             Vendor
Item#       Supplier          Loc: Code        Description           Total     PO #    Invoice #    Inv Date  Ck #      Ck Date
-----       --------          ---- -----       -----------         ----------  -----  ------------  --------  ----      -------
                               B2  LAB   CYLINDER 500 ML
                               B2  LAB   CYLINDER 250 ML
                               B2  LAB   CYLINDER 50 ML
                                   SOFT  TAX                      $  3,526.84  10204   6286410       1/25/01  100829    2/14/01

 23   THERMOFORMA              B2  FURN  BIO SAFE CABINET
                               B2  FURN  EXH TRAN AT/TMBL
                                          W/ 8" DAMP
                                   SOFT  TAX
                                   SOFT  FREIGHT                  $  9,118.71  62474   1006650       1/3/01   101322    3/15/01

 27   FORMA SCIENTIFIC         B2  LAB   CONSOLE INCUBATOR
                                          SHAKER
      (THERMOFORMA)            B2  LAB   UNIV PLATFORM
                               B2  LAB   1 LTR FLASK CLIP
                                          ASSY
                               B2  LAB   2 LTR FLASK CLIP
                                          ASSY
                               B2  LAB   8/4LT FLASK CLIP
                                          ASSY
                               B2  LAB   6 LTR FLASK CLIP
                                          ASSY
                                   SOFT  SALES TAX
                                   SOFT  FREIGHT                  $  9,049.35  10173   1021460       2/1/01   101109     3/7/01

 28   QIAGEN                   B2  LAB   CENTRIFUGE 4-15C
                                          CAT#8
                                   SOFT  SALES TAX
                                   SOFT  FREIGHT                  $  9,682.00  10126   90552918      2/9/01   100985    2/23/01

 39   AVAYA INC                B2  SOFT  TSO PRO SUPPORT                               211979304    10/26/00   11507    11/6/00
                               B2  OFC   DEFINITY COMMUNICATION
                                          SYSTEM/NTWRK                                212097214      11/1/00   11507    11/6/00
                               B2  OFC   CCC/TELSET
                                          COMMUNICATION SYSTEM    $172,500.44          212097223     11/1/00   11507    11/6/00

 40   OP CONTRACT              B2  FURN  KEYBOARD TRAY
                               B2  SOFT  TAX                                   61156     37447       8/25/00  100741     2/2/01
                               B2  FURN  POWER ADAPTER
                               B2  FURN  DRAW ROD 34H
                               B2  FURN  WALL START 80H BLACK
                               B2  FURN  SERIES 2 FINISHED
                                          END 53H
                               B2  FURN  SHELF
                               B2  FURN  FLIPPER UNIT
                               B2  FURN  DEPOSIT CHECK#11011
                                   SOFT  TAX                      $  4,875.74  60449     38980      10/25/00  100741     2/2/01

 41   PELCO SALES & SERVICE    B2  LAB   T-49 REFRIGERATOR
                               B2  LAB   T-23 FREEZER
                               B2  LAB   ICE MAKER
                                   SOFT  DELIVERY/INSTALLATION
                                   SOFT  TAX 8 1/4%               $  6,078.24  61778     10-020     10/19/00  11439     11/1/00

 42   FORMA SCIENTIFIC         B2  LAB   BRUSH SHELF KIT
                               B2  SOFT  TAX                                   62415    1006630      1/3/01   100541    1/22/01
                               B2  LAB   LAB FRZER
                               B2  LAB   INV RACK
                                   SOFT  TAX                      $  9,563.37  62389    1006640      1/3/01   100541    1/22/01

                                VIROLOGIC, INC.
                                   EXHIBIT A

VIROLOGIC, INC.
EQUIPMENT LOCATION:         B1   270 E. GRAND AVE

                                   Equip                                                 Unit          Ext.       Invoice
Item#       Supplier          Loc: Code        Description       QTY  Serial #           Price         Price       Total
-----       --------          ---- -----       -----------       ---  --------        ------------  -----------  ----------
                               B2                                       53695
                               B2                                       53696
 43   ICS COMPUTER SYSTEMS     B2  COMP  INTEL PIII MOTHERBOARD
                                          (ICS SYSTEM)           3      53697          $  1,428.00  $ 4,284.00
                               B2                                        1683
                               B2                                        2085
                               B2  COMP  17" MONITOR             3       2086          $    199.00  $    597.00
                                   SOFT  FREIGHT                 1                     $    195.00  $    195.00  $  5,076.00

 44   VWR SCIENTIFIC           B2  LAB   CENTRFUG ROTR           2                     $  2,350.00  $  4,700.00
                                   SOFT  TAX                     1                     $    387.75  $    387.75  $  5,087.75

 45   FINELINE CARPENTRY       B2  FURN  CUSTOM RECEPTION DESK
                                          & CREDENZA             1                     $ 14,750.00  $ 14,750.00  $ 14,750.00
                               B2  FURN  CABINETS, PLASTIC
                                          LAMINATE COUNTERTOPS   1                     $ 21,930.00  $ 21,930.00
                               B2  FURN  32LF OF LIGHT SOFFIT    1                     $    800.00  $    800.00
                               B2  FURN  PLASTIC LAMINATE
                                          VANITY COUNTERTOPS     1                     $  3,000.00  $  3,000.00
                               B2  FURN  MILLWORK CHANGES
                                          IN BREAK ROOM          1                     $    700.00  $    700.00  $ 26,430.00

 46   IBS INTEGRA BIOSCIENCE   B2  LAB   AUTO PETRI DISH
                                          FILLER                 1                     $  6,350.00  $  6,350.00
                               B2  LAB   AUTO PETRI DISH
                                          FEEDER                 1                     $  5,650.00  $  5,650.00
                               B2  LAB   STACKING UNIT AUTO
                                          PETRI DISH             1                     $  5,950.00  $  5,950.00
                               B2  LAB   LETTERDANCER PRINTER    1                     $  6,500.00  $  6,500.00
                               B2  LAB   COLOR PRINT CASSETTE    1                     $     30.00  $     30.00
                               B2  LAB   ADDITIONAL STACKING
                                          TABLE                  1                     $    525.00  $    525.00
                               B2  LAB   ULTRAVIOLET LAMP        1                     $    105.00  $    105.00
                               B2  LAB   TUBING SET WITH
                                          FILLING NOZZLE         1                     $    145.00  $    145.00
                                   SOFT  SHIPPING AND
                                          HANDLING               1                     $    210.55  $    210.55
                                   SOFT  TAX & FREIGHT           1                     $  2,100.91  $  2,100.91  $ 27,566.46

 47   INTERMEC TECHNOLOGIES    B2  OFC   PRINTER                 1    28600000062      $  2,545.75  $  2,545.75
                               B2  OFC   INTERNAL ETHERNET ACC   2                     $    378.25  $    756.50
                                   SOFT  SHIPPING AND HANDLING   1                     $     21.46  $     21.46
                                   SOFT  TAX                     1                     $    274.20  $    274.20  $  3,597.91

 48   INTERMEC TECHNOLOGIES    B2  OFC   PRINTER                 1    29000000045      $  2,545.75  $  2,545.75
                                   SOFT  SHIPPING AND HANDLING   1                     $     17.23  $     17.23
                                   SOFT  TAX                     1                     $    211.45  $    211.45  $  2,774.43
                                   SOFT  LABEL STOCK             4                     $    127.71  $    510.84
                                   SOFT  SUPER RIBBON            3                     $     21.84  $     65.52
                                   SOFT  SHIPPING AND HANDLING   1                     $     15.24  $     15.24
                                   SOFT  TAX                     1                     $     47.56  $     47.56  $    639.16

 49   HEWLETT PACKARD          B2  COMP  OMNIBOOK XE3            1                     $  2,299.00  $  2,299.00
      BUSINESS STORE           B2  COMP  64 MB SDRAM
                                          PC-100 MODULE          1                     $    136.00  $    136.00
                               B2  COMP  17" COLOR MONITOR       1     MY02673143      $    245.00  $    245.00
                               B2  COMP  PORT REPLICATOR
                                          FOR XE3                1                     $    165.00  $    165.00
                                   SOFT  SHIPPING AND HANDLING   1                     $     15.09  $     15.09
                                   SOFT  TAX                     1                     $    234.71  $    234.71  $  3,094.80

                                                                                                    $343,489.42  $343,489.42

                                   Equip                            Vendor
Item#       Supplier          Loc: Code        Description           Total    PO #    Invoice #    Inv Date   Ck #     Ck Date
-----       --------          ---- -----       -----------        ----------- -----  ------------  --------  -------   --------
                               B2
                               B2
 43   ICS COMPUTER SYSTEMS     B2  COMP  INTEL PIII MOTHERBOARD
                                          (ICS SYSTEM)
                               B2
                               B2
                               B2  COMP  17" MONITOR
                                   SOFT  FREIGHT                  $  5,076.00  10411     44883       2/28/01  101261    3/15/01

 44   VWR SCIENTIFIC           B2  LAB   CENTRFUG ROTR
                                   SOFT  TAX                      $  5,087.75  62472    5946077     12/14/00  100369     1/5/01

 45   FINELINE CARPENTRY       B2  FURN  CUSTOM RECEPTION DESK
                                          & CREDENZA                           61109     10015      10/19/00
                               B2  FURN  CABINETS, PLASTIC
                                          LAMINATE COUNTERTOPS
                               B2  FURN  32LF OF LIGHT SOFFIT
                               B2  FURN  PLASTIC LAMINATE
                                          VANITY COUNTERTOPS
                               B2  FURN  MILLWORK CHANGES
                                          IN BREAK ROOM           $ 41,180.00  61101     10016      10/19/00   11474    11/6/00

 46   IBS INTEGRA BIOSCIENCE   B2  LAB   AUTO PETRI DISH
                                          FILLER
                               B2  LAB   AUTO PETRI DISH
                                          FEEDER
                               B2  LAB   STACKING UNIT AUTO
                                          PETRI DISH
                               B2  LAB   LETTERDANCER PRINTER
                               B2  LAB   COLOR PRINT CASSETTE
                               B2  LAB   ADDITIONAL STACKING
                                          TABLE
                               B2  LAB   ULTRAVIOLET LAMP
                               B2  LAB   TUBING SET WITH
                                          FILLING NOZZLE
                                   SOFT  SHIPPING AND
                                          HANDLING
                                   SOFT  TAX & FREIGHT            $ 27,566.46  61661      4589      11/30/00  100077   12/18/00

 47   INTERMEC TECHNOLOGIES    B2  OFC   PRINTER
                               B2  OFC   INTERNAL ETHERNET ACC
                                   SOFT  SHIPPING AND HANDLING
                                   SOFT  TAX                      $  3,597.91  61918   6090322281   10/18/00   11827   11/27/00

 48   INTERMEC TECHNOLOGIES    B2  OFC   PRINTER
                                   SOFT  SHIPPING AND HANDLING
                                   SOFT  TAX                                   61918   6090323027   10/20/00   11482    11/6/00
                                   SOFT  LABEL STOCK
                                   SOFT  SUPER RIBBON
                                   SOFT  SHIPPING AND HANDLING
                                   SOFT  TAX                      $ 3,413.59   61617     609934      10/6/00   11482    11/6/00

 49   HEWLETT PACKARD          B2  COMP  OMNIBOOK XE3
      BUSINESS STORE           B2  COMP  64 MB SDRAM
                                          PC-100 MODULE
                               B2  COMP  17" COLOR MONITOR
                               B2  COMP  PORT REPLICATOR
                                          FOR XE3
                                   SOFT  SHIPPING AND HANDLING
                                   SOFT  TAX                      $  3,094.80  62081     1174736    10/31/00   11825   11/27/00

                                                                  $343,489.42

                                VIROLOGIC, INC.
                                   EXHIBIT A

VIROLOGIC, INC.
EQUIPMENT LOCATION:         B1   270 E. GRAND AVE

                                   Equip                                                 Unit          Ext.       Invoice
Item#       Supplier          Loc: Code        Description       QTY  Serial #           Price         Price       Total
-----       --------          ---- -----       -----------       ---  --------        ------------ -----------   ----------

                                         FUNDING TOTAL                                              $697,741.15  $697,741.15

                                   Equip                            Vendor
Item#       Supplier          Loc: Code        Description           Total    PO #    Invoice #    Inv Date   Ck #     Ck Date
-----       --------          ---- -----       -----------        ----------- -----  ------------  --------  -------   --------
                                         FUNDING TOTAL            $697,741.15


                              Equipment Code List

                            COMP = Computer Hardware

                                FURN = Furniture

                              LAB = Lab Equipment

                             MANUF = Manufacturing

                             OFC = Office Equipment

                        OTHER = Other than listed above

                            SOFT = Computer Software

                                TEL = Telephone

                        TEST = Electronic Test Equipment

                            TI = Tenant Improvements

EQUIPMENT         TOTAL FOR
  CODE            CATEGORY           % OF TOTAL
---------        -----------         ----------
LAB              $ 81,629.86             12%

COMP             $335,067.58             48%

SOFT             $ 44,518.55              6%

OFC              $183,275.44             26%

FURN             $ 53,249.72              8%

TOTAL            $697,741.15            100%


--------------------------------------------------------------------------------
LESSEE:  ViroLogic, Inc.                                   WILLIAM D. YOUNG, CEO